                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant       [x]
Filed by a Party other than the Registrant   [_]

     Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) of (S) 240.14a-12

                           ReliaStar Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                           ReliaStar Financial Corp.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number; or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

                                                             [LOGO OF RELIASTAR]

                                                   ReliaStar Financial Corp.
                                                   20 Washington Avenue South
                                                   Minneapolis, Minnesota 55401


                  Notice of Annual Meeting and Proxy Statement

                          Meeting Date:  May 11, 2000

Dear Shareholder:

You are cordially invited to attend our 2000 Annual Meeting of Shareholders. We will meet in ReliaStar's offices in Minneapolis on Thursday, May 11, 2000 at 10:00 a.m.

The attached Notice of Meeting and Proxy Statement describe the matters we will be acting on at the meeting.

Our Annual Report to Shareholders reviews ReliaStar's activities and performance during 1999.

Your vote is important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for convenience. Shareholders of record also have the option of voting by telephone or by Internet. Instructions to vote either by telephone or by Internet are included on the proxy card.

Sincerely,

/s/ John G. Turner

John G. Turner
Chairman and CEO


March 28, 2000

                               TABLE OF CONTENTS

Notice of 2000 Annual Meeting of Shareholders..............................   1

Proxy Statement............................................................   2

      Voting Procedures....................................................   2

      Proposals To Be Voted On.............................................   5

      Board of Directors...................................................   6

           Board Compensation..............................................   8

           Board and Committee Meetings....................................  10

      Performance Graph....................................................  11

      Beneficial Ownership.................................................  12

      Executive Compensation...............................................  14

           Report of the Compensation Committee............................  14

           Summary Compensation Table......................................  18

           Stock Option Grants in 1999.....................................  20

           Option Exercises and Year-end Value.............................  21

           Long-term Incentive Program Awards..............................  21

           Retirement Plans................................................  22

           Change in Control and Termination Arrangements..................  24

      Compliance with Section 16(a) Reporting..............................  25

                           ReliaStar Financial Corp.

                 Notice of 2000 Annual Meeting of Shareholders

--------------------------------------------------------------------------------

                  Date:  Thursday, May 11, 2000
                  Time:  10:00 a.m.
                  Place: Auditorium
                         20 Washington Avenue South
                         Minneapolis, Minnesota 55401

--------------------------------------------------------------------------------

At our Annual Meeting of Shareholders we will ask you

     (1) to elect four directors for terms expiring in 2003 and elect one director for a term expiring in 2001; and

     (2) to ratify the appointment of Deloitte & Touche LLP as ReliaStar's independent public accountants for 2000.

Your Board of Directors recommends that you vote FOR each proposal.

In addition, we will transact any other business properly brought before the meeting or any adjournment of the meeting.

If you were a shareholder of record at the close of business on March 14, 2000, you may vote at our Annual Meeting or any adjournment of the meeting.

Please promptly complete, date, sign and return the enclosed proxy card. A return envelope for your proxy card is enclosed for convenience. Shareholders of record also have the option of voting by telephone or by Internet. Instructions are included on the proxy card. You may revoke your proxy at any time before it is voted at the meeting.

                      On behalf of the Board of Directors,

                      /s/ Richard R. Crowl

                      Richard R. Crowl
                         Secretary


March 28, 2000

                                Proxy Statement

The Board of Directors of ReliaStar Financial Corp. ("Company" or "ReliaStar") is soliciting the enclosed proxy for the 2000 Annual Meeting of the Company.
The proxy statement, proxy card and ReliaStar's 1999 Annual Report to Shareholders are being distributed on or about March 28, 2000. SHAREHOLDERS MAY OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT AND COPIES OF THE FORM 10K WITHOUT CHARGE FROM THE CORPORATE SECRETARY, RELIASTAR FINANCIAL CORP., 20 WASHINGTON AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55401.

                               VOTING PROCEDURES

                             QUESTIONS AND ANSWERS

===============================================================================

Q:   Who can vote?

A:   Shareholders as of the close of business on March 14, 2000
     (the "Record Date") are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

===============================================================================

Q:   What am I voting on?

A:   You are voting on:

     . Re-election of directors David C. Cox, Luella G. Goldberg and Randy C. James for terms which expire in 2003; election of Richard M. Rompala for a term that expires in 2003 and re-election of David A. Koch for a term that expires in 2001.

     . Ratification of the appointment of Deloitte & Touche LLP as ReliaStar's independent public accountants for 2000.

===============================================================================

Q:   How do I vote?

A: All shareowners may vote by mail. Shareholders of record may vote in person at the Annual Meeting, by proxy card, by telephone or by Internet. Beneficial owners will receive instructions from their bank, broker or other nominee describing how to vote their shares. Such shareowners can vote by telephone or by Internet if these options are offered by the bank, broker or other nominee.

     .    Voting by Mail.  Shareholders of record may sign, date and
          ---------------
          mail their proxies in the postage-paid envelope provided. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted FOR the two proposals.

     .    Voting by Telephone.  Shareholders of record may vote by using the
          --------------------
          toll-free number and following the instructions listed on the proxy card.

     .    Voting by Internet.  Shareholders of record may vote by Internet as
          -------------------
          instructed on the proxy card.

     .    Revoking Your Proxy.  Whether you vote by mail, by telephone, or by
          --------------------
          Internet, you may revoke your proxy any time before the Annual Meeting by (1) notifying ReliaStar's Corporate Secretary in writing, (2) voting in person at the Annual Meeting, (3) returning a later-dated proxy, or (4) voting by telephone or by Internet at a later time.

===============================================================================

Q: What is the difference between a shareholder of record and a beneficial owner?

A: You are a shareholder of record if you hold your shares of ReliaStar common stock directly in your own name. If you hold your shares of ReliaStar common stock indirectly in the name of a bank, broker or other nominee, you are considered the beneficial owner of shares held in "street name".

================================================================================

Q:   How many votes do we need to hold the Annual Meeting?

A: As of the Record Date, 89,468,899 shares of ReliaStar's common stock were outstanding. The holders of a majority of ReliaStar's outstanding shares of common stock on the Record Date entitled to vote at the Annual Meeting must be present in order to conduct business. This is called a quorum. Shares are counted as present at the meeting if a shareholder entitled to vote is present and votes in person at the meeting, has submitted a properly signed proxy, or has properly voted by telephone or by Internet. Abstentions count toward a quorum. However, abstentions are treated as having voted against a matter in determining approval of any proposal. Broker non-votes also count toward a quorum. A "broker non-vote" happens when a nominee (such as a bank or a broker) that holds shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a specific proposal and does not have discretionary voting authority to vote on such proposal. Broker non-votes do not count as votes for or against a proposal.

================================================================================

Q:   Is my vote confidential?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual shareholders are confidential. Only the inspector of election and certain employees who assist with processing proxy cards and counting the vote have access to your proxy card. All comments directed to management (whether written on the proxy card or elsewhere) will remain confidential unless you ask that your name be disclosed.

================================================================================

Q:   Who will count the vote?

A: Representatives of Norwest Bank Minnesota, N.A. will tabulate the votes and act as the inspector of election.

================================================================================

Q:   What shares are included in the proxy card?

A: The shares on your proxy card represent all your shares held of record, including those in ReliaStar's dividend reinvestment plan.

================================================================================

Q:   How are shares under the ReliaStar Success Sharing Plan and ESOP voted?

A: Separate voting cards are furnished to plan participants under the ReliaStar Success Sharing Plan and ESOP. Proxies executed by plan participants are voting instructions to Northern Trust Company, the Trustee for this plan, for shares allocated to a participant's account. The Trustee must vote all shares in this plan. If a participant does not instruct the Trustee how to vote, the Trustee must vote these shares and unallocated shares in the same proportion for which instructions are received.

================================================================================

Q:   What does it mean if I get more than one proxy card?

A: It means that your shares are registered differently and are in more than one account. Sign and return all proxy cards, vote each proxy card by telephone or by Internet to make sure that all your shares are voted. To provide better shareholder services, we encourage you to have all accounts registered in the same name and address. You may do this by contacting our transfer agent, Norwest Bank Minnesota, N.A. at 888-648-8155.

================================================================================

Q: How will proxies be solicited and how much will this proxy solicitation cost?

A: ReliaStar will solicit proxies mainly by mail. In addition, we may solicit proxies by telephone or by special letter. We will pay all costs of solicitation. Georgeson Shareholder Communication, Inc. was hired by the Company to assist in the distribution of proxy materials and solicitation of votes for $7,000 plus out-of-pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of ReliaStar common stock.

================================================================================

Q: When are shareholder proposals due for the 2001 Annual Meeting of shareholders?

A: If you want to have a shareholder proposal considered for inclusion in next year's proxy statement, you must submit the proposal in writing by November 27, 2000, to Richard R. Crowl, Corporate Secretary, ReliaStar Financial Corp., 20 Washington Avenue South, Minneapolis, MN 55401. You must include a brief description of the proposal, your name and address, the number of shares of ReliaStar common stock you own and any interest you have in the proposal.

     If instead you want to present a shareholder proposal from the floor at the 2001 annual meeting, you must submit your proposal in writing to the Corporate Secretary not less than 60 days before the 2001 annual meeting. If you fail to notify the Company of your shareholder proposal at least 60 days prior to the 2001 annual meeting date, the proposal will be considered untimely.

================================================================================

Q:   How does a shareholder nominate someone to be a director of ReliaStar?

A: Any shareholder may recommend any person as a nominee for director of ReliaStar by writing to Richard R. Crowl, Corporate Secretary, ReliaStar Financial Corp., 20 Washington Avenue South, Minneapolis, MN 55401. Recommendations must be received in writing by December 31 before the Annual Meeting. You must include information that will allow the Board Affairs Committee of the Board of Directors to evaluate the qualifications of your recommendation.

                           PROPOSALS TO BE VOTED ON

The shares represented by your proxy will be voted FOR each proposal unless you indicate to the contrary.

1.   Election of Directors

Nominees for election are David C. Cox, Luella G. Goldberg, Randy C. James and Richard M. Rompala for three-year terms expiring in 2003 and David A. Koch for a one-year term expiring in 2001. (See page 6 for more information.) Each nominee has consented to serve. All nominees, except Mr. Rompala, are currently serving on the Board. If a nominee is not a candidate at the Annual Meeting, the proxies plan to vote in favor of the remaining nominees and such other person as the proxies may determine.

Directors are elected by a plurality of the shares voted. This means that the five nominees receiving the greatest number of votes will be elected. If you do not want to vote for a particular nominee, you may indicate this on the proxy card or during your telephone or Internet vote. Votes withheld for a nominee will not count toward a nominee's plurality. Your Board recommends a vote FOR these directors.

2. Ratification of the Appointment of Deloitte & Touche LLP as Independent Public Accountants for 2000

Deloitte & Touche LLP has served as our independent public accountants since 1987. We expect representatives of Deloitte & Touche to attend the Annual Meeting. Deloitte & Touche will have a chance to answer appropriate questions and make a statement if they wish.

We need the affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the Annual Meeting in order to ratify Deloitte & Touche as our independent public accountants for 2000. Abstentions will have the same effect as votes against. The Board recommends a vote FOR Deloitte & Touche LLP as our independent public accountants for 2000.

3.   Other Business

The Board knows of no other business for consideration at the meeting. Your signed proxy or proper telephone or Internet vote gives authority to ReliaStar officers John G. Turner, Chairman and Chief Executive Officer, Robert C. Salipante, President and Chief Operating Officer and Richard R. Crowl, Senior Vice President, General Counsel and Secretary, to vote at their discretion on other matters properly presented at the meeting, or at any adjournment or postponement of the meeting.

                              BOARD OF DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not less than six nor more than eighteen persons. The Board is divided into three classes. Directors of one class are elected each year for a set term of up to three years. Each class consists of two to six directors.
The Board has set the class for terms expiring in 2003 at four and the class for terms expiring in 2001 at five directors. The Board's nominees are as follows:

Nominees for Election for Terms Expiring in 2003

David C. Cox. Director since 1988. Mr. Cox was the President and Chief Executive Officer, Cowles Media Company (communications and publishing) from 1985 to 1998. Mr. Cox is a director of National Computer Systems, Inc. and Tennant Company. Age 62.

Luella G. Goldberg. Director since 1976. Ms. Goldberg was the Chair, Board of Trustees, University of Minnesota Foundation from 1996 to 1998 and has been a Trustee since 1976. Ms. Goldberg has been Trustee Emerita of the Board of Trustees of Wellesley College since 1996, Trustee from 1978 to 1996, Acting President of the College during 1993 and Chair of the Board of Trustees from 1985 to 1993. Ms. Goldberg has been Life Director, Minnesota Orchestral Association since 1997 and was Chair of the Board from 1980 to 1983. Ms. Goldberg is a director of TCF Financial Corporation, Hormel Foods Corporation and Communications Systems, Inc. Age 63.

Randy C. James. Director since 1994. Mr. James has been a management consultant since 1993. He was Group Executive Vice President, Bank of America (banking and financial services) from 1992 to 1993 and Chairman and Chief Executive Officer, Bank of America, Oregon (banking and financial services) from 1991 to 1992. Mr. James is a director of Charter Bank (founder) and P.P.F. Financial, Inc. Age 52.

Richard M. Rompala. Nominee for director. Mr. Rompala has been Chairman, President and Chief Executive Officer of The Valspar Corporation (manufacturer of paints and coatings) since 1998; President and Chief Executive Officer from 1995 to 1998 and President from 1994 to 1995. Mr. Rompala is a director of The Valspar Corporation and Olin Corporation. Age 53.

Nominee for Election for a Term Expiring in 2001

David A. Koch. Director since 1981. Mr. Koch has been Chairman, Graco Inc. (manufacturer of fluid handling equipment) since 1996 and Chairman and Chief Executive Officer from 1985 to 1995. Mr. Koch is a director of Graco Inc. and SurModics, Inc. Age 69.

Directors Whose Current Terms Expire in 2002

Carolyn H. Baldwin. Director since 1993. Ms. Baldwin has been Vice President of The Coca-Cola Company (manufacturer, distributor and marketer of non-alcoholic beverages) and President of Coca-Cola Financial Corporation (provides loans and leases to bottlers) since 1997. She was Vice President and Chief of Internal Audits Worldwide of The Coca-Cola Company from 1993 to 1997. Age 51.

Richard U. De Schutter. Director since 1999. Mr. De Schutter has been Vice Chairman of Monsanto Company (manufacturer of pharmaceutical, nutritional and agricultural products) since 1997. He was Chairman and Chief Executive Officer of G. D. Searle & Co. (pharmaceutical research and manufacturer) from 1995 to 1999 and was President from 1991 to 1999. He is a director of Monsanto Company, General Binding Corporation, Evanston Northwestern Healthcare, Pharmaceutical Research and Manufacturers of America, and U.S.-Japan Business Council Inc., and a trustee of Northwestern University. Age 59.

James J. Howard. Director since 1993. Mr. Howard has been Chairman of the Board, President and Chief Executive Officer of Northern States Power Company (electric and gas utility company) since 1994 and Chairman and Chief Executive Officer from 1988 to 1994. He is a director of Northern States Power Company, Ecolab, Inc., Chairman of the Board of Federal Reserve Bank of Minneapolis, Honeywell International, Inc. and Walgreen Company. Age 64.

Directors Whose Current Terms Expire in 2001

William A. Hodder. Director since 1979. Mr. Hodder was the Chairman and Chief Executive Officer, Donaldson Company, Inc. (manufacturer of filters and noise abatement equipment) from 1994 to 1996 and Chairman, President and Chief Executive Officer from 1985 to 1994. Mr. Hodder is a director of Musicland Stores Corporation, Supervalu Inc. and Wells Fargo & Co. Age 68.

Richard L. Knowlton. Director since 1988. Mr. Knowlton has been Chairman of the Board of The Hormel Foundation (charitable foundation that controls 44.89% of Hormel Foods Corporation) since 1995. He was Chairman of the Board, Hormel Foods Corporation from 1993 to 1995, Chairman and Chief Executive Officer from 1992 to 1993 and Chairman, President and Chief Executive Officer from 1979 to 1992. Mr. Knowlton is a director of Mayo Foundation, Perth Corp. and Supervalu Inc. Age 67.

Robert C. Salipante. Director since 1999. Mr. Salipante has been President and Chief Operating Officer of the Company and ReliaStar Life Insurance Company since 1999; Senior Vice President from 1994 to 1999; Senior Vice President and Chief Financial Officer from 1992 to 1994; Chairman of subsidiary Security-Connecticut Life Insurance Company since 2000; Vice Chairman of ReliaStar Life Insurance Company of New York since 1999 and President and Chief Executive Officer from 1998 to 1999; Executive Vice President of Ameritrust Corporation from 1988 to 1992. Mr. Salipante is a director of subsidiaries of the Company, Deluxe Corporation and Minnesota Diversified Industries. Age 43.

John G. Turner. Director since 1983. Mr. Turner has been Chairman and Chief Executive Officer of the Company and ReliaStar Life Insurance Company since 1993. Mr. Turner was Chairman, President and Chief Executive Officer in 1993, President and Chief Executive Officer from 1991 to 1993, President and Chief Operating Officer from 1986 to 1991 and President from 1983 to 1986. Mr. Turner is a director of subsidiaries of the Company and ShopKo Stores, Inc. Age 60.

                              BOARD COMPENSATION

Outside directors are compensated as follows:

     .    Annual Retainer                  $50,000
     .    Committee Chair Retainer         $ 5,000
     .    Annual Grant of Stock Options    $50,000 in value

We do not pay directors who are also officers of the Company additional compensation for their service as directors. The Board revised the compensation structure for directors effective May 13, 1999. The directors' Retirement Plan was eliminated and equity-based pay has been increased. No meeting fees are paid under the new compensation arrangements. The following is an outline of the new compensation structure.

Annual Retainer
---------------

The annual retainer is paid annually to each director according to the director's prior selection to:

     .    Receive all or part of the retainer in cash,
     .    Defer all or part of the retainer in an interest bearing account,
     .    Receive all or part of the retainer in ReliaStar common stock,
     .    Defer all or part of the retainer in deferred share units; or
     . Receive all or part of the retainer in ten-year nonqualified stock options valued under the Black-Scholes method, that vest in one year.

Stock Options
-------------

In addition to the annual retainer, each director receives an annual grant of options to purchase ReliaStar common stock at fair market value on the date of grant. The annual grant to each director is equal in value to $50,000, as determined by an independent consultant based on the Black-Scholes method of valuation. Each option granted is subject to the following:

     .    Each option granted has an exercise price based on the closing price of ReliaStar's common stock on the date the option is granted.
     .    Each option granted is a nonqualified stock option.
     .    Each option granted is for a term of ten years.

In 1999, each director received an annual grant of an option to purchase 3,354 shares of ReliaStar common stock at an exercise price of $41.00 per share. Stock options vest one year from the date of grant. Fifty percent of the stock options granted in one year are subject to forfeiture before vesting if a director fails to attend 75% of the Company's Board and Committee meetings for that Board year.

Directors' Plans

The ReliaStar Stock Ownership Plan for Nonemployee Directors sets forth the terms and conditions for stock-based compensation, including deferred share units. The Deferred Compensation Plan for Nonemployee Directors sets forth the terms and conditions for deferred cash elections. Deferred share units are credited to a deferred share account. The deferred share account is an unsecured bookkeeping account. The Company has designated a rabbi trust as a funding vehicle for the deferred share accounts. The trust is funded with ReliaStar common stock held by the trustee in its name, on a commingled basis. All assets of the trust are subject to the claims of the general creditors of the Company. The common shares held in the trust are voted by the trustee in its discretion. However, each director with units credited to a deferred share account may instruct the trustee how to vote the director's proportionate interest. Deferred share units are payable in ReliaStar common stock when a director leaves the Board.

Other Compensation

ReliaStar terminated its Retirement Plan for Nonemployee Directors as of May 13, 1999. The Retirement Plan provided directors who served on the Board for at least five years an annual benefit equal to the annual retainer in effect on the director's last day of service on the Board. Benefits were paid for the lesser of a director's number of years of service or 15 years. The payment of retirement benefits will continue for directors who retired prior to May 13, 1999. The present value of vested benefits under this plan for directors who were serving on the Board as of the adjournment of the 1999 Annual Meeting was credited to a deferred cash account or a deferred share account at the director's election.

Mr. James has a consulting agreement, effective January 1, 1999, with Northern Life Insurance Company, for his services as Chairman of the Northern Life Advisory Board. This Board is an advisory board of Northern Life Insurance Company, a subsidiary of the Company. Mr. James received a $6,500 retainer and $3,000 in meeting fees in 1999 ($1,000 per meeting) under this agreement. In addition, Mr. James has a consulting agreement with the Company under which Mr. James is paid $200 per hour on an as-needed basis with regard to the Company's subsidiary, ReliaStar Bank. Mr. James received no fees under this consulting agreement in 1999. Following his retirement on June 30, 1999 as President and COO of the Company, Mr. Flittie received $2,600 in consulting fees.

                         BOARD AND COMMITTEE MEETINGS

--------------------------------------------------------------------------------------------------------------------------
                                                    MEMBERSHIP ROSTER
--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Personnel and
                                                                                                            Compensation
Name                                     Board        Audit      Board Affairs    Executive     Finance        Policy
--------------------------------------------------------------------------------------------------------------------------
Carolyn H. Baldwin                         X            X              X
--------------------------------------------------------------------------------------------------------------------------
David C. Cox                               X            X                                                         X
--------------------------------------------------------------------------------------------------------------------------
Richard U. De Schutter                     X            X
--------------------------------------------------------------------------------------------------------------------------
John H. Flittie*                           X                           X              X            X
--------------------------------------------------------------------------------------------------------------------------
Luella G. Goldberg                         X                           X              X            X              X
--------------------------------------------------------------------------------------------------------------------------
William A. Hodder                          X                           X              X            X              X
--------------------------------------------------------------------------------------------------------------------------
James J. Howard                            X            X                                                         X
--------------------------------------------------------------------------------------------------------------------------
Randy C. James                             X            X                                                         X
--------------------------------------------------------------------------------------------------------------------------
Richard L. Knowlton                        X                           X              X            X
--------------------------------------------------------------------------------------------------------------------------
David A. Koch                              X            X              X
--------------------------------------------------------------------------------------------------------------------------
James J. Renier*                           X                                          X            X              X
--------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante                        X                                          X            X
--------------------------------------------------------------------------------------------------------------------------
John G. Turner                             X                                          X            X
--------------------------------------------------------------------------------------------------------------------------
Number of Meetings Held in 1999            9            3              3              0            4              3
--------------------------------------------------------------------------------------------------------------------------

* Directors not standing for reelection.

The Company's Board of Directors has the following standing committees:

Audit Committee: The Audit Committee reviews annual and quarterly financial statements of the Company prior to release to the public; examines and reviews the internal and external audits of our accounts and advises in the selection of
our independent auditor.   All members are nonemployee directors.

Board Affairs Committee: The Board Affairs Committee considers and recommends nominees for election as directors; reviews and evaluates the effectiveness, procedures and practices of the Board and its members; advises the Board regarding committee structure and director compensation; and approves guidelines for our charitable contributions program.

Executive Committee: The Executive Committee has power to act on behalf of the Board whenever the Board is not in session.

Finance Committee: The Finance Committee considers investment policy, shareholder dividends and matters of corporate finance, including acquisitions, capitalization and financing policies.

Personnel and Compensation Policy Committee: The Personnel and Compensation Policy Committee reviews ReliaStar's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. This Committee assists the Board in the evaluation of the Chief Executive Officer's performance, makes recommendations for the Chief Executive Officer's compensation, evaluates succession plans and provides oversight of equal employment opportunity programs. All members are nonemployee directors.

The Board held eight regular meetings and one special meeting during 1999. Each director attended at least 75% of the combined total number of meetings of the Board and committees of the Board on which he or she served during 1999.

                               PERFORMANCE GRAPH


    Dollars

                       [Performance Graph Appears Here]





-----------------------------------------------------------------------------
ReliaStar     100.00       157.13      209.37    304.16     346.02    299.71

S&P Life      100.00       143.60      175.45    219.40     231.62    199.18
 Ins.
 Index
S&P 500       100.00       137.58      169.17    225.60     290.08    351.12
 Index
-----------------------------------------------------------------------------

 Assumes $100 invested on December 31, 1994 in ReliaStar Financial Corp. common stock, the S&P Life Insurance Index and the S&P 500 Index. Total return assumes reinvestment of dividends.

                              BENEFICIAL OWNERSHIP

This table shows how much ReliaStar common stock is owned by the directors, nominees and certain executive officers as of February 29, 2000 and owners of more than 5% of ReliaStar's outstanding shares. Holdings have been rounded to the nearest whole share.

 --------------------------------------------------------------------------------------------------------------------------
                                                                 Amount and Nature of Beneficial
                                                                         Ownership
                                -------------------------------------------------------------------------------------------
                                                                                                               Percent
                                            Number                   Right to                                    Of
                                          of Shares                  Acquire                                Outstanding
                                        Beneficially                  Within                                Shares as of
              Name                         Owned                     60 Days                 Total         March 14, 2000
---------------------------------------------------------------------------------------------------------------------------
Massachusetts Financial
Services Company                         4,755,991 (1)                                      4,755,991           5.32%
500 Boylston Street
Boston, MA 02116
---------------------------------------------------------------------------------------------------------------------------
ReliaStar Success
Sharing Plan and ESOP                    5,449,561 (2)                                      5,449,561           6.09%
C/o Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
---------------------------------------------------------------------------------------------------------------------------
Carolyn H. Baldwin                           4,535 (3)                 9,833                   14,368             *
---------------------------------------------------------------------------------------------------------------------------
David C. Cox                                18,813 (3)                 9,833                   28,646             *
---------------------------------------------------------------------------------------------------------------------------
Richard U. De Schutter                       1,000                         0                    1,000             *
---------------------------------------------------------------------------------------------------------------------------
John H. Flittie                            154,188 (4)(5)            328,849                  483,037             *
---------------------------------------------------------------------------------------------------------------------------
Luella Gross Goldberg                       73,207 (3)(4)              7,833                   81,040             *
---------------------------------------------------------------------------------------------------------------------------
William A. Hodder                           53,943 (3)                 9,834                   63,777             *
---------------------------------------------------------------------------------------------------------------------------
James J. Howard                             12,667 (3)                 9,833                   22,500             *
---------------------------------------------------------------------------------------------------------------------------
Randy C. James                              10,927 (3)                 9,833                   20,760             *
---------------------------------------------------------------------------------------------------------------------------
Richard L. Knowlton                         32,288 (3)                 9,833                   42,121             *
---------------------------------------------------------------------------------------------------------------------------
David A. Koch                               26,608 (3)(4)              9,833                   36,441             *
---------------------------------------------------------------------------------------------------------------------------
Richard M. Rompala                               0                         0                        0
---------------------------------------------------------------------------------------------------------------------------
James J. Renier                             18,625 (3)                 9,833                   28,458             *
---------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante                         81,763 (5)               108,894                  190,657             *
---------------------------------------------------------------------------------------------------------------------------
John G. Turner                             255,982 (4)(5)            547,422                  803,404             *
---------------------------------------------------------------------------------------------------------------------------
Wayne R. Huneke                             77,366 (4)(5)             76,435                  153,801             *
---------------------------------------------------------------------------------------------------------------------------
Michael J. Dubes                            94,504 (4)(5)            148,217                  242,721             *
---------------------------------------------------------------------------------------------------------------------------
Kenneth U. Kuk                              61,627 (5)                86,832                  148,459             *
---------------------------------------------------------------------------------------------------------------------------
Directors, Nominees and
 Executive Officers as a group           1,099,395 (5)             1,573,710                2,673,105           2.99%
 (20 persons)
---------------------------------------------------------------------------------------------------------------------------

*Less than 1%

(1) This information is as of December 31, 1999 in accordance with Schedule 13G filed by Massachusetts Financial Services Company ("MFS"). Of the reported shares, MFS has sole voting power as to 4,515,661, shared voting power as to 0, sole dispositive power as to 4,755,991 and shared dispositive power as to 0.

(2) These shares are held in trust for the benefit of participants in the Company's Success Sharing Plan and ESOP. As of January 31, 2000, there were 5,449,561 shares of ReliaStar common stock in the Company's Success Sharing Plan and ESOP. Of these shares, 2,173,154 shares were allocated to participants and 3,276,407 were unallocated. See the Question and Answer on page 3 for a discussion of voting rights regarding the Company's Success Sharing Plan and ESOP.

(3) Includes shares of ReliaStar common stock that each of the following directors has a right to receive upon termination as a director and which are beneficially owned by each such director through a rabbi trust established by the Company: Ms. Baldwin, 4,163 shares; Mr. Cox, 7,839 shares; Mrs. Goldberg, 42,150 shares; Mr. Hodder, 25,482 shares; Mr. Howard, 9,236 shares; Mr. James, 8,729 shares; Mr. Knowlton, 9,142 shares; Mr. Koch, 10,750 shares; Dr. Renier, 4,764 shares. See the discussion on page 9 regarding the voting rights of these directors in the common stock held by the rabbi trust.

(4) Includes shares of ReliaStar common stock held by family members as follows: Mr. Flittie, 24,250 shares; Mrs. Goldberg, 884 shares; Mr. Koch, 7,000 shares; Mr. Turner, 20,456 shares; Mr. Huneke, 1,000 shares, Mr. Dubes, 17,978 shares. Mr. Turner disclaims beneficial ownership of these shares held by family members.

(5) Includes shares of ReliaStar common stock held by the Trustee of the Company's Success Sharing Plan and ESOP on behalf of the named individuals as follows: Mr. Flittie, 180 shares; Mr. Salipante, 2,525 shares;
     Mr. Turner, 21,127 shares; Mr. Huneke, 5,242 shares; Mr. Dubes, 9,517 shares; Mr. Kuk, 6,488 shares; directors and executive officers as a group, 59,120 shares.

                            EXECUTIVE COMPENSATION

                     REPORT OF THE COMPENSATION COMMITTEE

The Personnel and Compensation Policy Committee of the Board develops our executive compensation policies. The Committee

     .   advises the Board on overall compensation matters,
     .   advises the Board on CEO compensation,
     . sets the compensation for the executives named in the Summary Compensation Table, and
     .   administers our executive compensation and stock incentive plans.

All members of the Committee are nonemployee directors.

Compensation Philosophy

The Committee's compensation philosophy

     . relates executive compensation to the Company's performance compared to the Company's strategic plan and to peer companies,
     .   rewards long-term performance, and
     . links management's interests to shareholders' interests by encouraging stock ownership.

The 1999 compensation program is similar to prior years. The Committee sets total salary and incentive pay at market levels based on Company performance.

     . If the Company performs at the threshold level, total pay is well below the market median.
     . If the Company performs at the par level, total pay is at the market median.
     . If the Company performs at the superior level, total pay is well above the market median.

The Committee hires an independent consultant to help it define market compensation levels. Market levels for each part of total pay are determined for the Company's peer companies and other companies in our businesses. Data is found in proxy statements and pay surveys. There are currently 19 peer companies in the peer group, including the Company and six of the seven companies in the S&P Life Insurance Index. The list of peer companies changes in the event of mergers, acquisitions, or if new competitors emerge.

Pay Components

The Committee sets pay levels based on the philosophy described above. In 1999, the Committee set target pay levels for the CEO and other executives for each of the following components:

     .   base salary,
     .   annual bonus,
     .   long-term incentive compensation, and
     .   stock-based compensation.

Base Salary

The Committee sets the base salary for the CEO in July. The Committee sets the base salaries for all other executives in February.

The Committee reviewed the CEO's salary based upon (1) the market compensation target set by the Committee, and (2) the Board's evaluation of Mr. Turner's performance based on preset goals. These preset goals included Company performance, leadership, strategy, financial results, talent management, board relations and external relations. The Committee did not assign specific weights to these goals. The Committee recommended a $60,000 increase to the CEO's salary in 1999.

The Committee determines executive salaries based on (1) the evaluation by the CEO or the COO of each executive's performance during the past fiscal year and
(2) the executive's salary as compared to the target salary.

The Company has a uniform process for rating executive performance. The CEO or the COO rates each executive based on the performance of specific goals such as sales, earnings, investment performance and expense management. The Committee approved salary increases for 1999 for the other named executive officers in February 1999. The Committee approved additional increases in July 1999 to reflect promotions.

Annual Bonus

The Company has an Annual Bonus Plan which meets the requirements of Section 162(m) of the Internal Revenue Code. This plan, as amended, was reapproved by the shareholders at the 1999 Annual Meeting. The plan assures that bonuses paid to executives are tax deductible to the Company. Under the plan in effect for 1999, if the Company attains a return on equity-operating income basis for the year of at least 10.7%, the Company may pay bonuses to the seven executives covered by the plan in 1999. Total bonuses to these executives may not exceed 1 1/2% of pre-tax earnings from continuing operations before (1) income taxes, (2) the net earnings impact of realized investment gains or losses, (3) extraordinary items and (4) the effect of accounting changes. Using these rules, the maximum pool for bonuses in 1999 was $5,730,000. The plan limits payments to the CEO to 20% of the pool, to the COO to 17% of the pool and to each of the other five executives covered by the Plan in 1999 to 10.5% of the pool. The Committee may pay bonuses up to the pool limits and the CEO and COO limits. The Committee paid less than these limits in each instance.

The Committee paid bonuses based on the Enterprise Performance Factor (the "EPF") and goals set for the executives. The EPF is a factor based upon ROE, earnings per share adjusted for certain items as determined by the Committee and capital gains. The Committee sets EPF goals. No bonuses based on EPF may be paid unless the current year's earnings per share exceed the prior year's level by an amount preset by the Committee. The targets based upon EPF and other set goals for executives are the following:

                    CEO                     100% EPF
                    COO                      80% EPF; 20% set goals
                    Other Executives         40% EPF; 60% set goals

The Company's performance for 1999 on the EPF was below par. Awards for the EPF component were paid at a level below par.

The set goals for the COO and other executives include business or service unit results, investment results, and expense management. The Committee set bonus targets as a percent of salary, based upon meeting the EPF and other set goals. The targets are based on defined threshold, par and maximum levels for EPF and other set goals.

The bonus as a percentage of salary for each level is set out below:

          Executive                          Threshold       Par      Maximum
          ---------                          ----------      ---      --------
          CEO                                37.5%           75%      112.5%
          COO                                  30%           60%         90%
          Other Executives                25-27.5%        50-55%    75-82.5%

Long-term Incentive Compensation

The Company has a long-term incentive compensation plan. This plan pays bonuses based upon the Company's total shareholder return ("TSR") compared to the same peer companies used to evaluate the Company's financial performance and other compensation. This plan provides incentives to create shareholder value and to foster long-term performance of the Company.

This plan compares the Company's TSR to that of the peer companies over a three-year period. Each quarter, the Company's TSR is ranked against the peer companies. Payouts are based upon the Company's percentile ranking within the peer group. The percentile objectives are the following:

                    Threshold            40th Percentile
                    Par                  60th Percentile
                    Maximum              80th Percentile

This plan has overlapping three-year cycles and one cycle ends each year. Award opportunities as a percentage of base annualized salary for the 1997-1999 cycle are as follows:

     Executive                  Threshold        Par         Maximum
     ---------                  ---------        ---         --------

     CEO                        16.25%           65%         130%
     COO                        15%              60%         120%
     Others Executives          12.5-13.75%      50-55%      100-110%

The Company's performance compared to the peer group for the cycle which ended December 31, 1999 produced payouts slightly above threshold. This reflects the Company's rank among the peer companies. The Company's external auditors review the calculations for this plan following certain agreed-upon procedures.

The Committee reduced the incentive opportunities under the long-term plan by 50% beginning with the 1999-2001 cycle. The Committee intends that the reduced value will be made up through additional stock option grants. There is no change in total targeted compensation.

Stock-based Compensation

The Board and the Committee believe stock ownership by management aligns the interests of management with Company shareholders to help build shareholder value. In 1992 the Committee set stock ownership targets for management. These targets are based upon a multiple of base salary and are expected to be achieved in seven years. The Committee adopted the ReliaStar 1993 Stock Incentive Plan ("Stock Plan") to help executives meet these targets. The Stock Plan allows the Committee to make grants of stock options, restricted shares and replacement stock options. The Stock Plan also authorizes the Deposit Share Plan.

Stock Option Grants

In 1999 the Committee awarded 471,815 stock options to the named executives, including an annual award of 250,000 options to the CEO. The Committee awards options based on an executive's base salary. The Committee determines the amount of options based on target total compensation levels for the executives. Extra stock option grants may be awarded to executives based upon exceptional performance. The Committee does not specifically consider the number of options already held by the executive in determining the size of the annual stock option grants. The exercise price for all options was the fair market value at the date of grant. One-third of the options vests on each of the first three anniversaries of the grant. Stock options granted in 1999 were nonqualified.

Replacement Stock Options

The stock option grants in 1999 included a replacement feature to encourage executives to exercise options early in the option term. When these options are exercised, replacement options are granted. The number of replacement stock options granted equals the number of shares required to pay the exercise price and withholding taxes. The exercise price of the replacement stock options is the fair market value of the Company's common stock on the date of the replacement grant. Replacement stock options vest in six months and have a term equal to the remaining term of the exercised options.

Deposit Share Plan

The Company also has a plan which encourages executives to take some of their Annual Plan bonuses in Company stock. Each year the Committee determines what portion of an executive's bonus may be elected in Company stock (deposit shares). The Committee also may award additional restricted shares to match a portion of the deposit shares. For 1999, the Committee allowed an executive to take up to one-fourth of his or her annual bonus in Company stock (deposit shares), and matched one-half of that amount with a restricted stock grant. Fifty percent of the restricted stock vests three years after the date of the grant and fifty percent vests five years after the date of grant. The deposit shares are deposited with the Company during the vesting period. If the executive withdraws the deposit shares before the matching shares vest, the matching shares are forfeited. Also, matching shares are forfeited if the executive is not employed by ReliaStar on the vesting date except in the case of retirement or disability. The matching restricted shares may not be traded, but executives may vote the shares and receive dividends.

Tax Deductibility of Executive Compensation

The Committee has acted to preserve the Company's tax deduction under Section 162(m) of the Internal Revenue Code for the compensation it pays to its executives. The Committee generally intends to act to preserve the Company's ability to deduct executive compensation without compromising the ability to motivate and reward the excellent performance of its executives.

                        The Members of the Committee:

                        WILLIAM A. HODDER (CHAIR)
                        DAVID C. COX
                        LUELLA G. GOLDBERG
                        JAMES J. HOWARD
                        RANDY C. JAMES
                        JAMES J. RENIER

                          SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long-term Compensation
                                                                           --------------------------------------
                                        Annual Compensation                      Awards                 Payouts
                                 ---------------------------------------------------------------------------------
                                                                      Restricted         Securities
                                                                        Stock            Underlying       LTIP        All Other
Name and Principal Position       Year      Salary       Bonus          Awards             Options       Payouts    Compensation
                                            ($)(1)       ($)(2)         ($)(3)              (#)(4)        ($)(5)         ($)
------------------------------------------------------------------------------------------------------------------------------------
John G. Turner, Chairman          1999     728,154      530,835         57,396            294,641        176,426      161,941 (6)
and Chief Executive Officer       1998     700,000      465,553         54,404            359,141        606,665      133,809 (7)
                                  1997     673,077      441,249         61,219            150,000        910,000       87,069 (8)
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante,              1999     367,154      220,689         21,052            69,886          85,713       49,190 (6)
President and Chief               1998     318,154      171,888         15,842            23,935         215,333       26,414 (7)
Officer                           1997     299,615      130,186         22,262            25,028         305,000       23,894 (8)
------------------------------------------------------------------------------------------------------------------------------------
Wayne R. Huneke,                  1999     346,596      186,689         15,576            54,381          73,660       40,334 (6)
Senior Executive Vice             1998     304,615      128,549         18,859            36,728         206,666       19,795 (7)
President                         1997     272,500      153,660         19,049            22,433         290,000       18,130 (8)
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Dubes,                 1999     345,039      163,574         14,846            27,944          63,392       38,485 (6)
Senior Vice President             1998     322,423      122,925         17,084            19,117         217,999       30,019 (7)
                                  1997     305,962      140,665         16,811            22,970         310,000       29,086 (8)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth U. Kuk,                   1999     310,481      175,875         17,280            24,963          57,678       72,307 (6)
Executive Vice President          1998     283,000      141,482         20,546            26,507         193,333       58,953 (7)
                                  1997     261,308      166,704         18,360            16,921         264,000       34,041 (8)
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes base salary paid, amounts deferred under salary reduction agreements and amounts applied to purchase certain fringe benefits under the Company's cafeteria plan.

(2) Amounts shown for each year include the annual incentive bonuses paid in cash and in common stock. Bonus amounts shown in cash that are paid in ReliaStar common stock are converted to shares by dividing the dollar amount by the fair market value of the common stock on the bonus determination date. Amounts shown for each year also include cash awards, paid in the following year, pursuant to the Company's broad-based Success Sharing Plan and ESOP covering all eligible employees of the Company and its subsidiaries.

(3) Amounts shown for each year are based on the closing price of the ReliaStar common stock on the date of grant. The total number of restricted shares held, and their value based on the closing price on December 31, 1999, by each of the named executives is as follows: Mr. Turner, 50,577 shares ($1,981,986); Mr. Salipante, 25,026 shares ($980,706); Mr. Huneke, 14,515 shares ($568,807); Mr. Dubes, 23,485 shares ($920,318); Mr. Kuk, 10,901 shares ($427,183). Dividends are paid on these restricted shares at the same rate as those paid on the Company's common stock.

(4)  The Company has not issued any free-standing stock appreciation rights.

(5) Payout amounts shown for each year are for performance cycles ending in that year. Such amounts are determined and paid in cash in the first quarter of the following year.

(6) Includes (a) combined contributions, including matching contributions, to the Company's tax-qualified Success Sharing Plan and ESOP and a nonqualified supplemental plan for the 1999 plan year as follows: Mr. Turner, $75,367; Mr. Salipante, $38,661; Mr. Huneke, $36,497; Mr. Dubes, $25,230; Mr. Kuk, $32,694; (b) 1999 premiums paid for term life insurance coverage and the actuarially projected current dollar value of the benefit to the executive of the remainder of premiums and the imputed income on the term portion of split dollar life insurance coverage paid by the Company on behalf of the named executives as follows: Mr. Turner, $8,459; Mr. Salipante, $5,517; Mr. Huneke, $3,838; Mr. Dubes, $5,047; Mr. Kuk, $2,661;
     (c) interest accrued during 1999 on long-term incentive program payout amounts deferred at the executive's election as follows: Mr. Turner, $75,470; Mr. Salipante, $5,011; Mr. Dubes, $8,208; Mr. Kuk, $35,869; (d)
     above-market earnings accrued on annual incentive program deferred accounts as follows: Mr. Turner, $2,645; Mr. Kuk, $1,084.

(7) Includes (a) combined contributions to the Company's tax-qualified Success Sharing Plan and ESOP and a nonqualified supplemental plan for the 1998 plan year as follows: Mr. Turner, $35,070; Mr. Salipante, $15,939; Mr. Huneke, $15,261; Mr. Dubes, $16,153; Mr. Kuk, $14,178; (b) 1998 premiums paid for term life insurance coverage and the actuarially projected current dollar value of the benefit to the executive of the remainder of premiums and the imputed income on the term portion of split dollar life insurance coverage paid by the Company on behalf of the named executives as follows:
     Mr. Turner, $9,181; Mr. Salipante, $5,781; Mr. Huneke, $4,534; Mr. Dubes, $6,178; Mr. Kuk, $3,340; (c) interest accrued during 1998 on long-term incentive program payout amounts deferred at the executive's election as follows: Mr. Turner, $89,558; Mr. Salipante, $4,694; Mr. Dubes, $7,689; Mr. Kuk, $41,436.

(8) Includes (a) combined contributions to the Company's tax-qualified Success Sharing Plan and ESOP and a nonqualified supplemental plan for the 1997 plan year as follows: Mr. Turner, $33,822; Mr. Salipante, $15,056; Mr. Huneke, $13,693; Mr. Dubes, $15,375; Mr. Kuk, $13,131; (b) 1997 premiums paid for term life insurance coverage and the actuarially projected current dollar value of the benefit to the executive of the remainder of premiums and the imputed income on the term portion of split dollar life insurance coverage paid by the Company on behalf of the named executives as follows:
     Mr. Turner, $9,815; Mr. Salipante, $4,350, Mr. Huneke, $4,437; Mr. Dubes, $6,359; Mr. Kuk, $3,293; (c) interest accrued during 1997 on long-term incentive program payout amounts deferred at the executive's election as follows: Mr. Turner, $43,431; Mr. Salipante, $4,489; Mr. Dubes, $7,352; Mr. Kuk, $17,618.

                          STOCK OPTION GRANTS IN 1999

The following table summarizes stock option grants during 1999 with respect to the CEO and the named executive officers listed in the Summary Compensation Table.

====================================================================================================================================
                               Number of        Percentage of
                              Securities        Total Options
                              Underlying           Granted                                                       Grant Date
                               Options          to Employees              Exercise or         Expiration          Present
                               Granted             in 1999                Base Price             Date              Value
Name                            (#)(1)               (%)                     ($)                                  ($)(2)
------------------------------------------------------------------------------------------------------------------------------------
John G. Turner                  250,000 (3)               8.99              45.3438            07/08/09           3,996,057
                                  1,583 (4)               0.06              41.2500            02/10/03              15,804
                                  2,829 (4)               0.10              40.3125            02/10/03              27,470
                                  8,246 (4)               0.30              45.3438            03/04/02              76,856
                                  8,899 (4)               0.32              33.1563            03/04/02              57,838
                                  5,889 (4)               0.21              43.5313            03/04/02              50,873
                                 17,195 (5)               0.62              40.0938            02/10/09             243,911
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante              34,234 (3)               1.23              40.0938            02/10/09             475,277
                                 25,000 (3)               0.90              45.3438            07/08/09             399,606
                                  8,356 (4)               0.30              43.3125            07/06/02              76,663
                                  2,296 (4)               0.08              43.3125            02/06/06              31,229
------------------------------------------------------------------------------------------------------------------------------------
Wayne R. Huneke                  31,339 (3)               1.13              40.0938            02/10/09             435,085
                                 10,000 (3)               0.36              45.3438            07/08/09             159,842
                                  2,313 (4)               0.08              43.9063            02/07/06              32,040
                                  4,453 (4)               0.16              43.9063            02/12/07              65,525
                                  5,222 (4)               0.19              43.9063            02/11/08              80,743
                                  1,054 (4)               0.04              43.9063            02/06/06              14,598
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Dubes                 25,510 (3)               0.92              40.0938            02/10/09             354,160
                                  2,434 (4)               0.09              40.8125            02/06/06              31,458
------------------------------------------------------------------------------------------------------------------------------------
Kenneth U. Kuk                   24,963 (3)               0.90              40.0938            02/10/09             346,566
------------------------------------------------------------------------------------------------------------------------------------

(1) All stock options granted may be exercised with cash or already owned shares of ReliaStar common stock valued at the time of exercise. The options include a right to have the Company withhold shares upon exercise to satisfy tax liability due upon exercise.

(2) Present values have been estimated using a variation of the Black-Scholes valuation method assuming (a) a dividend yield calculated over the most recent 12-month period as of the end of the month prior to the grant date (ranges from 1.59% to 1.88%); (b) a volatility factor calculated over the 36-month period as of the end of the month prior to the grant date (ranges from 25.10% to 35.94%); (c) a risk-free rate of return equal to the most recent 52-week average of the 10-year T-Bond rate as of the end of the month prior to the grant date (ranges from 5.07% to 5.40%); and (d) exercise at the end of the option term.

(3) One-third of the options granted vests on each of the first three anniversaries of the date of grant. The options have a term of ten years, but may terminate earlier in certain events related to termination of employment. The options have a replacement (reload) feature. A reload is the grant of a new option upon the holder's exercise of an option using previously owned ReliaStar common stock or cash equivalent. The reload option's exercise price is the fair market value of ReliaStar common stock on the replacement option grant date. Its term is equal to the remaining term of the option exercised.

(4) These are replacement (reload) options awarded on exercise of options with payment made with previously owned ReliaStar common stock or cash equivalent as described above. A reload option may be exercised six months after the date of grant.

(5) These stock options were granted in place of 50% of the estimated value of a par award for Mr. Turner for the 1998-2000 performance cycle under the long-term incentive program. The Personnel and Compensation Policy Committee offered each executive officer, including Mr. Turner, a one-time choice to do this. The options vest two years from the date of grant. Except for the vesting schedule, these options have the same terms as those described in footnote 3 above.


                               OPTION EXERCISES
                              AND YEAR-END VALUE

The following table shows the number and value of stock options (exercised and unexercised) for the named executive officers during 1999. Value is calculated using the difference between the option exercise price and $39.125 (the Fair Market Value on December 31, 1999) multiplied by the number of shares underlying the options.

====================================================================================================================================
                                                           Number of Securities                     Value of Unexercised
                                                          Underlying Unexercised                    In-the-money Options
                      Shares Acquired       Value         Options at End of 1999                       at End of 1999
                                                        ---------------------------------------------------------------------------
        Name            on Exercise        Realized      Exercisable     Unexercisable       Exercisable           Unexercisable
                            (#)               ($)            (#)             (#)                ($)                   ($)
-----------------------------------------------------------------------------------------------------------------------------------
John G. Turner              77,668         2,364,873        524,255        576,895            6,087,266                63,270
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante         18,414           566,756        108,402         87,481            1,763,774                67,395
-----------------------------------------------------------------------------------------------------------------------------------
Wayne R. Huneke             16,001           191,278         61,473         57,481              518,107                57,949
-----------------------------------------------------------------------------------------------------------------------------------
Michael J. Dubes             4,294            75,279        127,883         43,000            2,488,185                64,399
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth U. Kuk               4,924           190,190         72,234         38,309            1,138,257                55,444
-----------------------------------------------------------------------------------------------------------------------------------


                       LONG-TERM INCENTIVE PROGRAM AWARDS

The following table identifies estimated future payouts under the Company's long-term incentive program.

The named executive officers have the opportunity to earn awards based on the Company's average total shareholder return ("TSR") compared to that of peer companies. The Company's TSR is compared to the peer group each quarter for a three-year period called a performance cycle. Threshold, par and maximum goals are set at the beginning of each performance cycle. The goals are a percentile ranking compared to the peer group. The peer group is selected by the Personnel and Compensation Policy Committee. The peer group changes in the event of mergers, acquisitions or if new competitors emerge. It is a group of publicly traded companies that compete in the Company's primary lines of business. There are currently 19 companies in the peer group, including the Company. Six of the seven companies included in the S&P Life Insurance Index shown in the performance graph on page 11 are in the Company's peer group.

Payouts are based on a percentage of each executive's annualized salary for the final year of each performance cycle. The estimates project an annual salary increase of five percent. Actual salary amounts may differ. No individual award for a performance cycle may exceed $2 million. No award is earned until the end of a performance cycle. The Personnel and Compensation Policy Committee has the right to amend or terminate the program as to performance cycles in progress at any time.

===============================================================================================================================
                      Performance or Other Period           Estimated Future Payouts under Non-stock-price-based Plans
                                                    ---------------------------------------------------------------------------
       Name           until Maturation or Payout           Threshold ($)                Target ($)               Maximum ($)
-------------------------------------------------------------------------------------------------------------------------------
John G. Turner               1998-2000 (1)                        64,838                    259,350                  518,700
                             1999-2001 (2)                        68,079                    272,318                  544,635

-------------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante          1998-2000                            63,000                    252,000                  504,000
                             1999-2001 (2)                        33,075                    132,300                  264,600

-------------------------------------------------------------------------------------------------------------------------------
Wayne R. Huneke              1998-2000                            54,141                    216,563                  433,125
                             1999-2001 (2)                        28,424                    113,695                  227,391

-------------------------------------------------------------------------------------------------------------------------------
Michael J. Dubes             1998-2000                            46,594                    186,375                  372,750
                             1999-2001 (2)                        24,462                     97,847                  195,694

-------------------------------------------------------------------------------------------------------------------------------
Kenneth U. Kuk               1998-2000                            42,394                    169,575                  339,150
                             1999-2001 (2)                        22,257                     89,027                  178,054

===============================================================================================================================

(1) Amounts shown have been reduced to reflect Mr. Turner's election to receive stock options in place of 50% of the estimated value of a par award for the 1998-2000 performance cycle under this plan. The Personnel and Compensation Policy Committee offered this one-time election to each executive officer. The Committee granted 17,195 ten-year, nonqualified stock options to Mr. Turner on February 10, 1999 at the fair market value. The options vest two years from the date of grant. These are included in the 1999 Stock Option Grant Table on page 20.

(2) The Committee reduced the incentive opportunities under the long-term incentive plan by 50% for all executive officers beginning with the 1999-2001 cycle. The estimated future payouts for the 1999-2001 performance cycle reflect this reduction. The Committee intends that the reduced value will be made up through additional stock option grants. There is no change in total targeted compensation.


                               RETIREMENT PLANS

Qualified Defined Benefit Retirement Plan

The Company's qualified defined benefit retirement plan was amended effective December 31, 1998 to terminate all future benefit accruals under this plan. This applies to the named executive officers as well as all other employees participating in the plan.

This plan will provide the named executive officers a benefit at retirement. This retirement benefit is based on final average compensation and years of credited service as of December 31, 1998. Final average compensation is based on salary (including elective deferrals) but does not include incentive compensation. The benefit is offset by two percent of the primary Social Security benefit as of December 31, 1998 for each year of credited service up to 25 years. Federal laws limit the benefits payable under qualified plans and the amount of annual compensation that the plans may consider. The Company has adopted supplemental retirement agreements ("SRAs") to replace any qualified plan benefits which are reduced by these limits.

Basis of calculations:

     . The final benefit is calculated as a five-year certain and life monthly benefit assuming retirement at age 65.
     . The years of credited service used to calculate these benefits for each of the named executive officers were frozen as of December 31, 1998 and are as follows: Mr. Turner 31.58 years; Mr. Salipante 6.50 years; Mr. Huneke 12.58 years; Mr. Dubes 31.50 years; and Mr. Kuk
          13.58 years.

The final monthly benefit under the qualified defined benefit plan, together with amounts under the SRAs, is as follows: Mr. Turner, $26,048; Mr. Salipante, $2,716; Mr. Huneke, $4,312; Mr. Dubes, $10,526; and Mr. Kuk, $5,360.

Supplemental Executive Retirement Plan ("SERP")

The Company has established a SERP that covers the named executive officers. The SERP does not require employee contributions and is unfunded.

SERP participants are entitled to a monthly pension benefit if employment with the Company terminates:

     . After the participant is age 55 and has ten or more years of vesting service, or
     . After the participant is age 65 and has five or more years of vesting service.

At ten years of credited service, the SERP benefit is the amount by which 55% of the participant's average compensation for the last five years (salary plus annual bonus) exceeds the SERP offset amount.

The SERP monthly benefit is reduced by the offset amount. The offset amount is the sum of the following:

     . The monthly benefit under the Company's qualified defined retirement benefit plan, including SRAs,
     .    The monthly primary Social Security benefit,
     . A monthly benefit amount which is attributable to employer contributions under the Company's qualified and supplemental defined contribution plans,
     . The amount of any monthly pension benefit earned under a prior employer's defined benefit plan or defined contribution plan if that plan was the prior employer's primary retirement plan, and
     . The amount payable under any other supplemental retirement plan or agreement covering the participant.

If a participant has less than ten years of credited service, the SERP benefit is 10% of the SERP amount determined as described above for each year of the participant's credited service up to ten years.

The annual benefit shown in the following table is the SERP benefit reduced for the primary Social Security benefit but not reduced by any of the other offsets listed on page 23.


Basis of calculations:

     . Benefits are calculated as a five-year certain and life monthly benefit.
     . The benefits assume retirement in 1999 at age 65 to persons having at least ten years of service.
     . Years of credited service are as follows: Mr. Turner, 32.58 years; Mr. Salipante, 7.50 years; Mr. Huneke, 13.58 years; Mr. Dubes 32.50 years; and Mr. Kuk, 14.58 years.
     . Age of named executives as of December 31, 1999 are as follows: Mr. Turner, age 60; Mr. Salipante, age 43; Mr. Huneke, age 48; Mr. Dubes, age 57; Mr. Kuk, age 53.
     . Current compensation covered by the SERP for the named executive officers is as follows: Mr. Turner, $1,279,840; Mr. Salipante, $615,145; Mr. Huneke, $556,456; Mr. Dubes, $513,364; and Mr. Kuk,
          $494,187.

==========================================================================================================================
         Salary Plus                  Estimated Annual                   Salary Plus                 Estimated Annual
    Annual Incentive ($)                Benefit ($)                 Annual Incentive ($)                Benefit ($)
--------------------------------------------------------------------------------------------------------------------------
          450,000                            230,304                       1,050,000                         560,304
--------------------------------------------------------------------------------------------------------------------------
          500,000                            257,804                       1,100,000                         587,804
--------------------------------------------------------------------------------------------------------------------------
          550,000                            285,304                       1,150,000                         615,304
--------------------------------------------------------------------------------------------------------------------------
          600,000                            312,804                       1,200,000                         642,804
--------------------------------------------------------------------------------------------------------------------------
          650,000                            340,304                       1,250,000                         670,304
--------------------------------------------------------------------------------------------------------------------------
          700,000                            367,804                       1,300,000                         697,804
--------------------------------------------------------------------------------------------------------------------------
          750,000                            395,304                       1,350,000                         725,304
--------------------------------------------------------------------------------------------------------------------------
          800,000                            422,804                       1,400,000                         752,804
--------------------------------------------------------------------------------------------------------------------------
          850,000                            450,304                       1,450,000                         780,304
--------------------------------------------------------------------------------------------------------------------------
          900,000                            477,804                       1,500,000                         807,804
--------------------------------------------------------------------------------------------------------------------------
          950,000                            505,304                       1,550,000                         835,304
--------------------------------------------------------------------------------------------------------------------------
        1,000,000                            532,804                       1,600,000                         862,804
==========================================================================================================================


                CHANGE IN CONTROL AND TERMINATION ARRANGEMENTS

Management Agreements

The Company has management agreements with each of its executive officers.
These provide for certain benefits if there is a "change in control" of the Company. A change in control generally will be considered to have occurred upon
(1) a third party's acquisition of 20% or more of the Company's stock; (2) a change in the membership of the Company's Board of Directors in which the current members of the Company's Board of Directors (including their nominees) no longer make up at least two-thirds of the Board; (3) a merger, consolidation, reorganization or liquidation of the Company under certain conditions or (4) a sale of all or substantially all of the assets of the Company.

In general, these agreements entitle the executive to a lump-sum payment if the executive's employment is involuntarily terminated (other than for cause, death, disability or retirement) and the executive is less than 65 years old. The lump-sum payment is equal to three times the sum of (1) base annual salary plus
(2) the average annual bonus payable for the shorter of the last three years of employment or actual years of employment. The Company agrees to pay the executive an additional amount to cover the excise tax, if any, payable by the executive for amounts received under these agreements.

Each executive also will be entitled to certain insurance benefits and to receive a lump-sum cash payment of additional qualified and nonqualified retirement benefits which the executive would have earned had employment continued to the earlier of three years following termination of employment or age 65. The Company also will reimburse an executive for legal expenses incurred to resolve disputes under the agreements.

Grantor Trusts

The Company has established grantor trusts. The Company may set aside funds under these trusts to satisfy obligations of the Company and its subsidiaries under their incentive compensation plans, deferred compensation programs and supplemental profit sharing plans. The CEO, with the approval of the Personnel and Compensation Policy Committee, has caused the Company to partially fund one of these trusts. The trusts provide that funds will automatically and irrevocably be contributed to the trusts if there is a change in control.

Stock Options and Restricted Shares

All outstanding stock options will vest and become exercisable and restricted shares will vest immediately if there is a change in control.

Additional Policies

The Board has adopted a policy providing that the Company's health, welfare and severance plans may not be changed for three years following a change in control unless required by law.

Retirement Plans

The Company's qualified retirement plans provide full vesting of accrued benefits for participants whose employment terminates under certain circumstances within three years of a change in control of the Company.


                    COMPLIANCE WITH SECTION 16(a) REPORTING

The rules of the Securities and Exchange Commission require that ReliaStar disclose late filings of reports of ownership (and changes in stock ownership) of ReliaStar common stock by its directors and Section 16 officers. Based on written representations, ReliaStar believes that all of these filing requirements (pursuant to Section 16(a) of the Securities Exchange Act of 1934) were satisfied in 1999, except that Mr. Koch filed one late report due to administrative oversight.

                                                                     2000 Proxy

                            RELIASTAR FINANCIAL CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                             Thursday, May 11, 2000
                                   10:00 a.m.

                           20 Washington Avenue South
                          Minneapolis, Minnesota 55401

--------------------------------------------------------------------------------

           [GRAPHIC]             ReliaStar Financial Corp.                 proxy
                                 20 Washington Avenue South
                                 Minneapolis, Minnesota 55401
           ---------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 11, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on this proxy, by telephone or via the Internet.

If no choice is specified, the proxy will be voted "FOR" Proposals 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint John G. Turner, Robert C. Salipante and Richard R. Crowl, and each of them, as proxies, with full power of substitution and revocation to vote all shares of the Company which you are entitled to vote at the Annual Meeting of the Company to be held May 11, 2000 and any adjournments, upon all business that may come before the meeting.


                      See reverse for voting instructions.

                                                                  Company #
                                                                  Control  #

VOTING INSTRUCTIONS
THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                VOTE BY INTERNET
                           http://www.eproxy.com/rlr/
Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located above) to create an electronic ballot.

                               VOTE BY TELEPHONE
                            TOLL FREE 1-800-240-6326
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located above). Follow the recorded instructions.

                                  VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope provided.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. The deadline for Internet or telephone voting is noon (Central Daylight Time) on May 10, 2000.

Thank you for voting.

      If you vote by phone or Internet, please do not mail your proxy card

                               Please detach here

--------------------------------------------------------------------------------

         The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.   Election of directors:

o    Nominees to 2003 Class: 01 David C. Cox           03 Randy C. James
                             02 Luella G. Goldberg     04 Richard M. Rompala
o    Nominee to 2001 Class:  05 David A. Koch

     [_]  Vote FOR           [_]  Vote WITHHELD
          all nominees            from all nominees

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to ratify appointment of Deloitte & Touche LLP as ReliaStar's independent public accountants for 2000.

     [_]  For     [_]  Against    [_]  Abstain

This proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR each proposal. Discretionary authority is hereby conferred as to all other matters which may properly come before the May 11, 2000 Annual Meeting or any adjournment thereof.

Address Change? Mark Box [_]                Dated: _____________________________
Indicate changes below:

                    Signature(s) in Box

                    Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons must sign.
                    Trustees,administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

                            RELIASTAR FINANCIAL CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                             Thursday, May 11, 2000
                                   10:00 a.m.

                           20 Washington Avenue South
                          Minneapolis, Minnesota 55401


--------------------------------------------------------------------------------

           [GRAPHIC] ReliaStar Financial Corp.
                     20 Washington Avenue South
                     Minneapolis, Minnesota 55401        Voting Instruction Form
           ---------------------------------------------------------------------

                 RELIASTAR COMMON STOCK VOTING INSTRUCTION FORM
                     RELIASTAR SUCCESS SHARING PLAN AND ESOP


I hereby instruct The Northern Trust Company, the Trustee of the ReliaStar Success Sharing Plan and ESOP ("Plan"), to vote my interest in the shares of ReliaStar common stock held in the Plan as of the close of business on March 14, 2000, at the Annual Meeting of ReliaStar Financial Corp. to be held on May 11, 2000, and any adjournment thereof, in the manner directed by telephone, by internet or on this form with respect to the proposals described in the accompanying Notice of Annual Meeting and Proxy Statement.

I understand that my instructions by telephone, Internet or as marked on this form must be received by the Trustee by May 4, 2000. I also acknowledge receipt of the proxy materials for the 2000 Annual Meeting.

I understand that if no instruction is indicated by telephone, Internet or on this voting instruction form, the Trustee will vote my interest in the ReliaStar common stock held by the Trust on each of the proposals shown on this form proportionately in accordance with voting instructions received from other Plan participants with respect to shares of ReliaStar common stock. The Trustee shall vote in accordance with its best judgment on any other matters that may properly come before the meeting.

                      See reverse for voting instructions.

                                                                   Company #
                                                                   Control  #

VOTING INSTRUCTIONS
THERE ARE THREE WAYS TO INSTRUCT THE PLAN TRUSTEE HOW TO VOTE

                                VOTE BY INTERNET
                           http://www.eproxy.com/rlr/
Use the Internet to submit your instructions to the Plan Trustee 24 hours a day, 7 days a week. Have your instruction form in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located above) to create an electronic ballot.

                                VOTE BY TELEPHONE
                                 1-800-240-6326
Use any touch-tone telephone to submit your instructions to the Plan Trustee 24 hours a day, 7 days a week. Have your instruction form in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located above). Follow the recorded instructions.

                                  VOTE BY MAIL
Mark, sign and date your voting instruction form and return it in the postage paid envelope provided.

Your Internet or telephone vote authorizes the Plan Trustee to vote your shares held in the Plan in the same manner as if you marked, signed and returned your instruction form. Your instructions by Internet, telephone or as marked on this form must be received by the Trustee by May 4, 2000.

Thank you for voting.

           If you vote by phone or Internet, please do not mail your
                            voting instruction form

                               Please detach here

--------------------------------------------------------------------------------

         The Board of Directors recommends a vote FOR Proposals 1 and 2.

The Plan Trustee shall vote my shares as follows:

1.  Election of directors:

o   Nominees to 2003 Class:  01 David C. Cox            03 Randy C. James
                             02 Luella G. Goldberg      04 Richard M. Rompala
o   Nominee to 2001 Class:   05 David A. Koch

    [_]  Vote FOR            [_]  Vote WITHHELD
         all nominees             from all nominees

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to ratify appointment of Deloitte & Touche LLP as ReliaStar's independent public accountants for 2000.

     [_]  For     [_]  Against    [_]  Abstain

                                        Dated: _________________________________



                                        Signature of Participant in Box
                                        (Please date and sign exactly as shown.)

                            RELIASTAR FINANCIAL CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                             Thursday, May 11, 2000
                                   10:00 a.m.

                           20 Washington Avenue South
                          Minneapolis, Minnesota 55401


--------------------------------------------------------------------------------

           [GRAPHIC]             ReliaStar Financial Corp.                 proxy
                                 20 Washington Avenue South
                                 Minneapolis, Minnesota 55401
           ---------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 11, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on this proxy, by telephone or via the Internet.

If no choice is specified, the proxy will be voted "FOR" Proposals 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint John G. Turner, Robert C. Salipante and Richard R. Crowl, and each of them, as proxies, with full power of substitution and revocation to vote all shares of the Company which you are entitled to vote at the Annual Meeting of the Company to be held May 11, 2000 and any adjournments, upon all business that may come before the meeting.


                      See reverse for voting instructions.

                                                                  Company #
                                                                  Control  #


VOTING INSTRUCTIONS
THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                VOTE BY INTERNET
                           http://www.eproxy.com/rlr/
Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located above) to create an electronic ballot.

                                VOTE BY TELEPHONE
                            TOLL FREE 1-800-240-6326
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located above). Follow the recorded instructions.

                                  VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope provided.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. The deadline for Internet or telephone voting is noon (Central Daylight Time) on May 10, 2000.

Thank you for voting.

      If you vote by phone or Internet, please do not mail your proxy card

                               Please detach here

--------------------------------------------------------------------------------

         The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.   Election of directors:

o    Nominees to 2003 Class:  01 David C. Cox           03 Randy C. James
                              02 Luella G. Goldberg     04 Richard M. Rompala
o    Nominee to 2001 Class:   05 David A. Koch

     [_]  Vote FOR            [_]  Vote WITHHELD
          all nominees             from all nominees

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to ratify appointment of Deloitte & Touche LLP as ReliaStar's independent public accountants for 2000.

     [_]  For     [_]  Against    [_]  Abstain

This proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR each proposal. Discretionary authority is hereby conferred as to all other matters which may properly come before the May 11, 2000 Annual Meeting or any adjournment thereof.

Address Change? Mark Box [_]                Dated: _____________________________
Indicate changes below:


                    Signature(s) in Box

                    Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons must sign.
                    Trustees,administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.